UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

000-55149
 Commission File Number

AV Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-1222799
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 Third Avenue, Suite 350 New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

(b) Effective June 22, 2015, Robert Pollock resigned his positon as Company President.

(c) Effective June 22, 2015, Abraham Mittelman, M.D., the Company’s CEO assumed the duties as the Company’s President.

(d) On April 27, 2015, the Board of Directors (the “Board”) appointed Robert K. Gardner to the Company’s Board.

Robert K. Gardner is the founding member of New World Technology Partners (“NWTP”) and has been a leader in “strategic” technology development and an incubator of technology enterprises since the mid-seventies. He has managed and participated in the launch of several development stage companies, including August Systems, Verdix, Meiko Scientific, Cryptek, Phoenix Numeric and Probity Labs. He also led turnarounds of public companies, including General Kinetics and Verdix Corp. At a mid-cap Department of Defense service provider, he created an intellectual property incubator which introduced Trusted TeamWorks™ and several Machine-vision innovations. He recently led the development of the iRISK™ enterprise risk management methodology.  Prior to forming NWTP, he held senior engineering and technical marketing positions for Burroughs Corporation’s Supercomputer activities, including ILLIAC IV, PEPE, LDSP and NASF, for which he received both technical and sales accolades and awards. Mr. Gardner has a BSEE from Rensselaer Polytechnic Institute and studied graduate system engineering and business administration at Penn State and the University of Santa Clara respectively.  He writes and speaks on topics regarding intellectual property and has prepared briefings and testimony for the U.S. House of Representatives and Senate committees and caucuses.

In consideration of Mr. Gardner agreeing to become a director of the Company, at his direction, the Board has agreed to issue to NWTP, three million shares of the Company’s common stock.

Item 7.01 Regulation FD Disclosure

On June 25, 2015, the Company will deliver a presentation to members of the financial community at the National Investment Banking Association in Newport Beach, CA. The slides to be used at the meeting are furnished herewith as Exhibit 99.1 and are incorporated by reference into Item 7.01 of this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 8.01 Other Events

Relocation of Executive Offices

The Company has moved its executive offices from 20 East 68th Street, Suite 204, New York, NY 10065 to 600 Third Avenue, Suite 350, New York, NY 10016

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AV THERAPEUTICS, INC.

Date: June 25, 2015	By:	/s/ Abraham Mittelman
	Name:	Abraham Mittelman
	Title:	CEO